UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 23, 2025

LUCENT, INC.

(Exact name of registrant as specified in its charter)

NV	000-56397	83-4057513
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5151 California Ave., Suite 100 Irvine, CA		92617
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(949) 251-1470

_________________

(Former name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.06Change in Shell Company Status.

The Company’s has demonstrated that it is no longer a shell company as defined by the SEC as they have received audited financials for their wholly owned subsidiary Dijiya. Attached as Exhibit 99.1 is the audit both in Chinese and as translated.

ITEM 9.01Financial Statements and Exhibits.

(d)  Exhibits

The following exhibits are provided with this Current Report:

Exhibit Number	Description of Exhibit
99.1	Audited financials for wholly owned subsidiary Dijiya, with a translated version in English and original Chinese version in PDF.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUCENT, INC.

Date: May 27, 2025

By: /s/ Steven Arenal
Steven Arenal
Chief Executive Officer, Chief Financial Officer, Director